Share-Based Compensation	12 Months Ended
Dec. 31, 2025
Share-Based Compensation [Abstract]
Share-based compensation
13.	Share-based compensation

The Group adopted the 2020 employee equity incentive plan (“2020 Plan”) for the granting of share-based awards to executive management, key employees and directors of the Group in exchange for their services.

According to the term of the 2020 Plan, the awarded share units would be contingently redeemable upon the occurrence of certain events. The repurchase price is determined based on a number of factors, including but not limited to the original subscription price of the share units and the business performance of the Group. The Group has made an assessment of the cash settlement feature in the award and the probability of the contingent event’s occurrence. Based on the assessment, the Group concluded that the cash settlement feature could be exercised only on the occurrence of a contingent event that is outside the employee’s control, and is not probable of occurring. Accordingly, the Group classified the award as equity.

The Group accounts for the compensation cost based on the fair value of the awarded share units on the grant-date, on which all criteria for establishing the grant dates are satisfied. The grant-date fair value of the awarded share units is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

The Company recorded share-based compensation expenses of $138,000, $571,000 and $1,827,000 for the years ended December 31, 2023, 2024 and 2025, respectively, which were charged to general and administrative expenses. As of December 31, 2025, there was no unrecognized compensation expense related to non-vested share-based compensation arrangements.